UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                     Date of Report:  January 17, 2001
                     (Date of earliest event reported)

              MINNESOTA MINING AND MANUFACTURING COMPANY
        (Exact name of registrant as specified in its charter)

                            File No. 1-3285
                        (Commission File Number)

            Delaware                               41-0417775
     (State of incorporation)      (I.R.S. Employer Identification Number)

         3M Center                               55144-1000
         St. Paul, Minnesota                     (Zip Code)
               (Address of principal executive offices)

                Registrant's telephone, including area code:
                            (651) 733-1110


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.    DESCRIPTION
----------     -----------

99.1           Press Release

99.2 Prepared remarks of W. James McNerney, Jr., Chairman and Chief Executive Officer, and Robert J. Burgstahler, Chief Financial Officer

ITEM 9.  Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Minnesota Mining and Manufacturing Company dated January 16, 2001, reporting 3M's financial results for the fourth quarter of 2000. Also attached as Exhibit 99.2 are the prepared remarks of W. James McNerney, Jr., Chairman and Chief Executive Officer, and Robert J. Burgstahler, Chief Financial Officer, at an earnings conference call on January 17, 2001.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MINNESOTA MINING AND
                            MANUFACTURING COMPANY

                        By: /s/  Gregg M. Larson
                            --------------------
                            Gregg M. Larson,
                            Assistant Secretary

Dated:  January 17, 2001
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                            EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------
99.1                Press release
99.2                Prepared remarks of W. James McNerney, Jr., Chairman and
                    Chief Executive Officer, and Robert J. Burgstahler, Chief
                    Financial Officer